===============================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                      ----------------------------------



                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  December 31, 1997




                             UNIFIED HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                    0-22629               35-1797759
     (State or other           (Commission File        (I.R.S. Employer
     jurisdiction of                Number)             Identification
      organization)                                         Number)



         429 NORTH PENNSYLVANIA STREET
             INDIANAPOLIS, INDIANA                        46204-1873
    (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code:  (314) 634-3301


===============================================================================

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            At a special meeting of shareholders held on December 30, 1997, the shareholders of First Lexington Trust Company ("First Lexington"), and by an Action by Unanimous Written Consent of the Sole Shareholder dated June 12, 1997, the sole shareholder of FLTC Acquisition Corporation ("FLTC"), each voted on and approved and adopted that certain Amended and Restated Agreement and Plan of Merger dated as of April 25, 1997, as amended by that certain First Amendment to Amended and Restated Agreement and Plan of Merger dated December 24, 1997, each by and between Unified Holdings, Inc. (the "Company") and FLTC, as buyers, and First Lexington, as seller (together, the "Agreement"). Pursuant to the Agreement, FLTC was merged (the "Merger") with and into First Lexington, and, among other things, the outstanding shares of common stock, no par value, of First Lexington, were converted into and became the right to receive 80,008 shares of common stock, $0.01 par value, of the Company. The Merger became effective as of December 31, 1997. As a result of the Merger, First Lexington became a wholly owned subsidiary of the Company. Dr. Gregory W. Kasten, a principal stockholder and director of the Company, owned or controlled approximately 37% of the outstanding capital stock of First Lexington.

            First Lexington is a non-bank affiliated trust company that is regulated by the Department of Financial Institutions, Commonwealth of Kentucky. First Lexington received its trust charter in March 1994. As of September 30, 1997, First Lexington reported total assets of $1,125,358 and shareholders' equity of $1,059,526.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements of Business Acquired

                  The following financial statements of First Lexington are incorporated by reference from Amendment No. 1 to the Company's Registration Statement on Form 10-SB:

                  Independent Auditors' Report

                  Balance Sheet of First Lexington as of December 31, 1996

                  Statement of Operations and Retained Earnings of First Lexington for the Year Ended December 31, 1996

                  Statements of Cash Flow of First Lexington for the Year Ended December 31, 1996

                  Notes to Financial Statements

                  Independent Auditor's Report

                  Balance Sheets of First Lexington as of December 31, 1995 and 1994

                  Statements of Income and Retained Earnings of First Lexington for the Year Ended December 31, 1995 and the Ten-Month Period Ended December 31, 1994

                  Statements of Cash Flows of First Lexington for the Year Ended December 31, 1995 and the Ten-Month Period Ended December 31, 1994

                  Notes to Financial Statements

                  Balance Sheet of First Lexington as of September 30, 1997 (Unaudited)

                  Statements of Operations of First Lexington for the Nine Months Ended September 30, 1997 and 1996 (Unaudited)

                  Statements of Cash Flows of First Lexington for the Nine Months Ended September 30, 1997 and 1996 (Unaudited)

                  Note to Financial Statements (Unaudited)

            (b)   Pro Forma Financial Information:

                  The following unaudited pro forma combined consolidated balance sheet gives effect to the acquisition of First Lexington as if the acquisition was consummated on September 30, 1997.

                  The following pro forma combined consolidated income statements for the nine months ended September 30, 1997 and 1996 and for the years ended December 31, 1996, 1995 and 1994 set forth the results of operations of the Company combined with the results of operations of First Lexington as if the acquisition of First Lexington had occurred as of the first day of each of the periods presented.

                  The unaudited pro forma combined consolidated financial statements should be read in conjunction with the accompanying Notes to the Pro Forma Combined Consolidated Financial Statements and with the historical financial statements of the Company and First Lexington, which were filed in Amendment No. 1 to the Company's Registration Statement on Form 10-SB. The historical interim financial information for the nine months ended September 30, 1997, used as a basis for the pro forma combined consolidated financial statements, include all necessary adjustments, which, in management's opinion, are necessary to present the financial position and operations fairly. These pro forma combined consolidated financial statements may not be indicative of the results of operations that actually would have occurred if the proposed transactions had been consummated on the dates assumed above or of the results of operations that may be achieved in the future.

                                                 UNIFIED HOLDINGS, INC.
                                      PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
                                                   SEPTEMBER 30, 1997
                                                       (UNAUDITED)


                                                                                    ADJUSTMENTS AND ELIMINATIONS
                                               UNIFIED         FIRST           ---------------------------------------
                                            CONSOLIDATED     LEXINGTON         DEBIT         CREDIT       CONSOLIDATED
                                            ------------     ---------         -----         ------       ------------

ASSETS
------

CASH AND CASH EQUIVALENTS                   $  603,689      $   60,708       $              $              $  664,397

SECURITIES OWNED, AT MARKET VALUE
   Debt securities                                  --         957,771                                        957,771
   Mutual funds (affiliated)                   643,232              --                                        643,232
   Mutual funds                                188,234              --                                        188,234

NOTE RECEIVABLE - AFFILIATED
  COMPANY                                       50,000              --                                         50,000

NOTE RECEIVABLE - NON-AFFILIATED
  COMPANY                                        5,361              --                                          5,361

ACCOUNTS RECEIVABLE
   Receivables                               1,227,296          89,474                                      1,316,770
   Allowance for bad debts                      (2,041)             --                                         (2,041)

OTHER ASSETS
   Prepaid and sundry assets                   124,605           6,900                                        131,505
                                            ----------      ----------       --------       --------       ----------
   Total current assets                      2,840,376       1,114,853             --             --        3,955,229
                                            ----------      ----------       --------       --------       ----------

INVESTMENTS
   Investment in affiliated company            377,756              --                                        377,756

NOTE RECEIVABLES, net of current maturity        8,090              --                                          8,090

ORGANIZATION COST, NET                              --           2,550                                          2,550

DEFERRED DEVELOPMENT COST                           --              --                                             --

FIXED ASSETS
   Property, furniture and equipment, net      258,223           7,955                                        266,178
   Capitalized lease, net                      148,538              --                                        148,538
                                            ----------      ----------       --------       --------       ----------

   TOTAL ASSETS                             $3,632,983      $1,125,358       $     --       $     --       $4,758,341
                                            ==========      ==========       ========       ========       ==========

See notes to pro forma combined consolidated financial statements.


                                    - 4 -

                                                                                    ADJUSTMENTS AND ELIMINATIONS
                                               UNIFIED         FIRST           ---------------------------------------
                                            CONSOLIDATED     LEXINGTON         DEBIT         CREDIT       CONSOLIDATED
                                            ------------     ---------         -----         ------       ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

LIABILITIES
CURRENT LIABILITIES

   Current portion of capitalized lease
     obligations                                86,320              --                                         86,320
   Note payable - affiliated company                --              --                                             --
   Payable to affiliated company                    --              --                                             --
   Accounts payable and accrued expenses       607,624          22,177        16,000 <F3>                     613,801
   Accrued compensation                        238,690              --                                        238,690
   Income taxes payable                             --          21,405        21,000 <F3>                         405
   Deferred income taxes                            --          22,000                                         22,000
   Other liabilities                           724,435              --                                        724,435
                                            ----------      ----------       -------        --------       ----------

     Total current liabilities               1,657,069          65,582        37,000              --        1,685,651
                                            ----------      ----------       -------        --------       ----------

LONG-TERM LIABILITIES
   Long-term portion of capitalized
     lease obligations                          41,581              --                                         41,581
   Deferred income taxes                            --             250                                            250
                                            ----------      ----------       -------        --------       ----------

     Total liabilities                       1,698,650          65,832        37,000              --        1,727,482
                                            ----------      ----------       -------        --------       ----------

COMMITMENTS

SHAREHOLDERS' EQUITY
   Common Stock                                 10,728           8,295         8,295 <F1>        800 <F1>      11,528
   Preferred A                                   8,486              --                                          8,486
   Preferred B                                   8,583              --                                          8,583
   Subscribed stock to be issued in
     connection with acquisition of
     Health Financial                            3,250              --                                          3,250
   Additional paid-in capital                1,148,588         821,705                         7,495 <F1>   1,977,788
   Retained earnings (accumulated deficit)     635,101         229,526                        37,000 <F3>     901,627
   Unrealized gain/(loss) on investments       119,597              --                                        119,597
                                            ----------      ----------       -------        --------       ----------

     Total shareholders' equity              1,934,333       1,059,526         8,295          45,259        3,030,859
                                            ----------      ----------       -------        --------       ----------

TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                     $3,632,983      $1,125,358        45,295          45,295        4,758,341
                                            ==========      ==========       =======        ========       ==========

See notes to pro forma combined consolidated financial statements.

                                                 UNIFIED HOLDINGS, INC.
                                 PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                                       (UNAUDITED)


                                                                                    ADJUSTMENTS AND ELIMINATIONS
                                               UNIFIED         FIRST           ---------------------------------------
                                            CONSOLIDATED     LEXINGTON         DEBIT         CREDIT       CONSOLIDATED
                                            ------------     ---------         -----         ------       ------------

REVENUE
   Revenue from broker/dealer operations    $1,136,368      $       --       $              $              $1,136,368
   Investment adviser fees                   1,510,491              --                                      1,510,491
   Revenue from fund services operations     1,015,451              --                                      1,015,451
   Trust and administration fees                    --         235,179                                        235,179
   Trail commission fees                       720,107              --                                        720,107
   Custody and retirement fees                 255,217              --                                        255,217
   Software and program fees                   126,687              --                                        126,687
   Net investment and other income             107,097          33,849        50,499 <F2>                      90,447
                                            ----------      ----------       -------        --------       ----------

     Gross revenue                           4,871,418         269,028        50,499              --        5,089,947
                                            ----------      ----------       -------        --------       ----------

COST OF SALES
   Brokerage revenue charges                   724,449              --                                        724,449
   Trail commission charges                    502,909              --                                        502,909
   Investment adviser fees                      46,741          16,558                                         63,299
   Administration fees                           4,455          27,290                                         31,745
                                            ----------      ----------       -------        --------       ----------

     Cost of sales                           1,278,554          43,848            --              --        1,322,402
                                            ----------      ----------       -------        --------       ----------

Gross Profits                                3,592,864         225,180        50,499              --        3,767,545
                                            ----------      ----------       -------        --------       ----------

EXPENSES

   Employee compensation and benefits        2,182,180              --                                      2,182,180
   Brokerage operating charges                 221,534              --                                        221,534
   Fund services operating charges             189,403              --                                        189,403
   Mail and courier service                     35,940           1,733                                         37,673
   Telephone                                    77,528           3,954                                         81,482
   Equipment rental and maintenance             61,610           3,785                                         65,395


See notes to pro forma combined consolidated financial statements.


                                    - 6 -

                                                                                    ADJUSTMENTS AND ELIMINATIONS
                                               UNIFIED         FIRST           ---------------------------------------
                                            CONSOLIDATED     LEXINGTON         DEBIT         CREDIT       CONSOLIDATED
                                            ------------     ---------         -----         ------       ------------


   Professional fees                            90,402          14,136                                        104,538
   Occupancy                                   153,506           2,500                                        156,006
   Depreciation and amortization               123,581           6,827                                        130,408
   Office supplies                              42,691              --                                         42,691
   Travel and entertainment                     68,115             126                                         68,241
   Management fee                                   --          50,499                       50,499 <F2>           --
   Interest expense                              6,232              --                                          6,232
   Other operating expenses                    145,664          25,212                                        170,876
                                            ----------      ----------       -------        -------        ----------

     Total expenses                          3,398,386         108,772            --         50,499         3,456,659
                                            ----------      ----------       -------        -------        ----------

Income from operations before
   gain/(loss) on securities                   194,478         116,408        50,499         50,499           310,886

Gain/(loss) on securities                       24,996              --                                         24,996

Results of affiliate                           (67,537)             --                                        (67,537)
                                            ----------      ----------       -------        -------        ----------

Income before income taxes                     151,937         116,408        50,499         50,499           268,345

Provision for income taxes                      16,000          37,000                       37,000 <F3>       16,000
                                            ----------      ----------       -------        -------        ----------

Net income                                     135,937          79,408        50,499         87,499           252,345
                                            ----------      ----------       -------        -------        ----------

Dividends on preferred stock                   101,854              --                                        101,854
                                            ----------      ----------       -------        -------        ----------

Net results after preferred stock
   dividend                                 $   34,083      $   79,408       $50,499        $87,499        $  150,491
                                            ==========      ==========       =======        =======        ==========

See notes to pro forma combined consolidated financial statements.

                                                 UNIFIED HOLDINGS, INC.
                                 PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                                       (UNAUDITED)


                                                                                    ADJUSTMENTS AND ELIMINATIONS
                                               UNIFIED         FIRST           ---------------------------------------
                                            CONSOLIDATED     LEXINGTON         DEBIT         CREDIT       CONSOLIDATED
                                            ------------     ---------         -----         ------       ------------

REVENUE
   Revenue from broker/dealer operations    $1,463,228      $       --       $              $              $1,463,228
   Investment adviser fees                   1,207,793              --                                      1,207,793
   Revenue from fund services operations     1,509,636              --                                      1,509,636
   Trust and administration fees                    --         123,561                                        123,561
   Trail commission fees                       759,034              --                                        759,034
   Custody and retirement fees                 206,273              --                                        206,273
   Software and program fees                   143,178              --                                        143,178
   Net investment and other income              23,095          44,799        46,500 <F2>                      21,394
                                            ----------      ----------       -------        -------        ----------

     Gross revenue                           5,312,237         168,360        46,500             --         5,434,097
                                            ----------      ----------       -------        -------        ----------

COST OF SALES
   Brokerage revenue charges                   916,776              --                                        916,776
   Trail commission charges                    491,977              --                                        491,977
   Investment adviser fees                      42,562          10,132                                         52,694
   Administration fees                           3,060          10,431                                         13,491
                                            ----------      ----------       -------        -------        ----------

     Cost of sales                           1,454,375          20,563            --             --         1,474,938
                                            ----------      ----------       -------        -------        ----------

Gross Profits                                3,857,862         147,797        46,500             --         3,959,159
                                            ----------      ----------       -------        -------        ----------

EXPENSES

   Employee compensation and benefits        2,122,910              --                                      2,122,910
   Brokerage operating charges                 264,885              --                                        264,885
   Fund services operating charges             185,803              --                                        185,803
   Mail and courier service                     43,034              --                                         43,034
   Telephone                                    45,478           3,553                                         49,031
   Equipment rental and maintenance             62,734              --                                         62,734


See notes to pro forma combined consolidated financial statements.


                                    - 8 -

                                                                                    ADJUSTMENTS AND ELIMINATIONS
                                               UNIFIED         FIRST           ---------------------------------------
                                            CONSOLIDATED     LEXINGTON         DEBIT         CREDIT       CONSOLIDATED
                                            ------------     ---------         -----         ------       ------------

   Professional fees                            37,015          13,824                                         50,839
   Occupancy                                   149,156           2,500                        2,500 <F2>      149,156
   Depreciation and amortization               137,664           9,420                                        147,084
   Office supplies                              45,932              --                                         45,932
   Travel and entertainment                     38,516              --                                         38,516
   Management fee                                   --          44,000                       44,000 <F2>           --
   Interest expense                              3,364              --                                          3,364
   Other operating expenses                    147,135          39,163                                        186,298
                                            ----------      ----------       -------        -------        ----------

     Total expenses                          3,283,626         112,460            --         46,500         3,349,586
                                            ----------      ----------       -------        -------        ----------

Income from operations before
   gain/(loss) on securities                   574,236          35,337        46,500         46,500           609,573

Gain/(loss) on securities                       39,929             131                                         40,060

Results of affiliate                           (69,399)             --                                        (69,399)
                                            ----------      ----------       -------        -------        ----------

Income before income taxes                     544,766          35,468        46,500         46,500           580,234

Provision for income taxes                          --              --                                             --
                                            ----------      ----------       -------        -------        ----------

Net income                                     544,766          35,468        46,500         46,500           580,234
                                            ----------      ----------       -------        -------        ----------

Dividends on preferred stock                   102,309              --                                        102,309
                                            ----------      ----------       -------        -------        ----------

Results after preferred stock dividend      $  442,457      $   35,468       $46,500        $46,500        $  477,925
                                            ==========      ==========       =======        =======        ==========

See notes to pro forma combined consolidated financial statements.


                                                 UNIFIED HOLDINGS, INC.
                                 PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                                          FOR THE YEAR ENDED DECEMBER 31, 1996
                                                       (UNAUDITED)

                                                                                    ADJUSTMENTS AND ELIMINATIONS
                                               UNIFIED         FIRST           ---------------------------------------
                                            CONSOLIDATED     LEXINGTON         DEBIT         CREDIT       CONSOLIDATED
                                            ------------     ---------         -----         ------       ------------

REVENUE
   Revenue from broker/dealer operations    $1,846,201      $       --       $              $              $1,846,201
   Investment adviser fees                   1,679,728              --                                      1,679,728
   Revenue from fund services operations     1,968,384              --                                      1,968,384
   Trust fees                                       --         176,825                                        176,825
   Administration fees                          66,000          12,341        66,000 <F2>                      12,341
   Valuation system fees                            --           2,000                                          2,000
   Trail commission fees                       995,318              --                                        995,318
   Custody and retirement fees                 246,139              --                                        246,139
   Software and program fees                   190,445           4,181                                        194,626
   Interest income                              68,696          59,561                                        128,257
   Other                                       (25,189)            163                                        (25,026)
                                            ----------      ----------       -------        -------        ----------

     Gross revenue                           7,035,722         255,071        66,000             --         7,224,793
                                            ----------      ----------       -------        -------        ----------

COST OF SALES
   Brokerage revenue charges                 1,141,291              --                                      1,141,291
   Trail commission charges                    653,595              --                                        653,595
   Investment adviser fees                          --              --                                             --
   Administration fees                          11,586              --                                         11,586
                                            ----------      ----------       -------        -------        ----------

     Cost of sales                           1,806,472              --            --             --         1,806,472
                                            ----------      ----------       -------        -------        ----------

Gross Profits                                5,229,250         255,071        66,000             --         5,418,321
                                            ----------      ----------       -------        -------        ----------

EXPENSES

   Employee compensation and benefits        2,742,595              --                                      2,742,595
   Investment advisory fees                         --              --                                             --
   Administration fees                           4,250          12,341                                         16,591
   Software maintenance fees                        --           4,181                                          4,181
   Related party employee, supplies and
     operating expenses reimbursed                  --          66,000                       66,000 <F2>           --
   Brokerage operating charges                 332,508              --                                        332,508
   Investment adviser expenses                  49,972           6,066                                         56,038
   Fund services operating charges             233,500              --                                        233,500
   Market quotes                                41,721              --                                         41,721
   Mail and courier service                     63,511              --                                         63,511
   Telephone                                    70,279           4,690                                         74,969
   Equipment rental and maintenance            105,122           2,237                                        107,359


See notes to pro forma combined consolidated financial statements.


                                    - 10 -

                                                                                    ADJUSTMENTS AND ELIMINATIONS
                                               UNIFIED         FIRST           ---------------------------------------
                                            CONSOLIDATED     LEXINGTON         DEBIT         CREDIT       CONSOLIDATED
                                            ------------     ---------         -----         ------       ------------


   Insurance                                    36,147          13,652                                         49,799
   Professional fees                            59,029          15,273                                         74,302
   Occupancy                                   198,651           5,000                                        203,651
   Depreciation and amortization               185,062          10,002                                        195,064
   Office supplies                              63,540             497                                         64,037
   Travel and entertainment                     51,513              --                                         51,513
   Taxes (other than payroll)                   72,270           1,776                                         74,046
   Temporary help                               13,388              --                                         13,388
   Advertising and conventions                     874              --                                            874
   Doubtful accounts                                --              --                                             --
   Interest expense                              4,993              --                                          4,993
   Other operating expenses                     50,446           2,272                                         52,718
                                            ----------      ----------       -------        -------        ----------

     Total expense                           4,379,371         143,987            --         66,000         4,457,358
                                            ----------      ----------       -------        -------        ----------

Income from operations before
   gain/(loss) on securities                   849,879         111,084        66,000         66,000           960,963

Gain/(loss) on securities                       49,684              --                                         49,684

Results of affiliate                          (151,108)             --                                       (151,108)
                                            ----------      ----------       -------        -------        ----------

Income before income taxes                     748,455         111,084        66,000         66,000           859,359

Provision for income taxes                          --          30,000                       30,000 <F3>
                                            ----------      ----------       -------        -------        ----------

Net income                                     748,455          81,084        66,000         96,000           859,359
                                            ----------      ----------       -------        -------        ----------

Dividends on preferred stock                   136,634              --                                        136,634
                                            ----------      ----------       -------        -------        ----------

Results after preferred stock dividend      $  611,821      $   81,084       $66,000        $96,000        $  722,905
                                            ==========      ==========       =======        =======        ==========


See notes to pro forma combined consolidated financial statements.

                                                 UNIFIED HOLDINGS, INC.
                                 PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                                          FOR THE YEAR ENDED DECEMBER 31, 1995
                                                       (UNAUDITED)

                                                                                    ADJUSTMENTS AND ELIMINATIONS
                                               UNIFIED         FIRST           ---------------------------------------
                                            CONSOLIDATED     LEXINGTON         DEBIT         CREDIT       CONSOLIDATED
                                            ------------     ---------         -----         ------       ------------

REVENUE
   Revenue from broker/dealer operations    $2,363,345      $       --       $              $              $2,363,345
   Investment adviser fees                   1,317,965              --                                      1,317,965
   Revenue from fund services operations     1,395,782              --                                      1,395,782
   Trust and administrative fees                    --         108,429                                        108,429
   Trail commission fees                       540,950              --                                        540,950
   Custody and retirement fees                 163,044              --                                        163,044
   Software and program fees                   213,755              --                                        213,755
   Net investment and other income              38,092          55,946                                         94,038
                                            ----------      ----------       -------        -------        ----------

     Gross revenue                           6,032,933         164,375            --             --         6,197,308
                                            ----------      ----------       -------        -------        ----------

COST OF SALES
   Brokerage revenue charges                 1,244,893              --                                      1,244,893
   Trail commission charges                    130,281              --                                        130,281
   Investment adviser fees                      45,561          55,701                                        101,262
   Administration fees                          12,316              --                                         12,316
                                            ----------      ----------       -------        -------        ----------

     Cost of sales                           1,433,051          55,701            --             --         1,488,752
                                            ----------      ----------       -------        -------        ----------

Gross Profits                                4,599,882         108,674            --             --         4,708,556
                                            ----------      ----------       -------        -------        ----------

EXPENSES

   Employee compensation and benefits        2,392,953              --                                      2,392,953
   Brokerage operating charges                 577,373              --                                        577,373
   Fund services operating charges             170,395              --                                        170,395
   Mail and courier service                     76,522                                                         76,522
   Telephone                                   154,887             913                                        155,800
   Equipment rental and maintenance            151,787              --                                        151,787
   Professional fees                            74,911          12,349                                         87,260
   Occupancy                                   215,402           5,000                                        220,402
   Depreciation and amortization               148,789             532                                        149,321
   Office supplies                              60,647              36                                         60,683
   Travel and entertainment                     55,768              --                                         55,768
   Interest expense                              7,429              --                                          7,429
   Other operating expense                     271,802          13,755                                        285,557
                                            ----------      ----------       -------        -------        ----------

     Total expense                           4,358,665          32,585            --             --         4,391,250
                                            ----------      ----------       -------        -------        ----------

 See notes to pro forma combined consolidated financial statements.


                                    - 12 -

                                                                                    ADJUSTMENTS AND ELIMINATIONS
                                               UNIFIED         FIRST           ---------------------------------------
                                            CONSOLIDATED     LEXINGTON         DEBIT         CREDIT       CONSOLIDATED
                                            ------------     ---------         -----         ------       ------------

Income from operations before
   gain/(loss) on securities                   241,217          76,089                                        317,306

Gain/(loss) on securities                       35,356              --                                         35,356

Results of affiliate                            (1,599)             --                                         (1,599)
                                            ----------      ----------       -------        -------        ----------

Income before income taxes                     274,974          76,089            --             --           351,063

Provision for income taxes                          --          19,354                       19,354 <F3>           --
                                            ----------      ----------       -------        -------

Net income                                     274,974          56,735            --         19,354           351,063
                                            ----------      ----------       -------        -------        ----------

Dividends on preferred stock                   136,757              --                           --           136,757
                                            ----------      ----------       -------        -------        ----------

Results after preferred stock dividend      $  138,217      $   56,735       $    --        $19,354        $  214,306
                                            ==========      ==========       =======        =======        ==========


See notes to pro forma combined consolidated financial statements.

                                                 UNIFIED HOLDINGS, INC.
                                 PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                                          FOR THE YEAR ENDED DECEMBER 31, 1994
                                                       (UNAUDITED)

                                                                                    ADJUSTMENTS AND ELIMINATIONS
                                               UNIFIED         FIRST           ---------------------------------------
                                            CONSOLIDATED     LEXINGTON         DEBIT         CREDIT       CONSOLIDATED
                                            ------------     ---------         -----         ------       ------------

REVENUE
   Revenue from broker/dealer operations    $2,905,597      $       --       $              $              $2,905,597
   Investment adviser fees                     507,526          15,266                                        522,792
   Revenue from fund services operations       979,155                                                        979,155
   Trail commission fees                       605,774              --                                        605,774
   Custody and retirement fees                 194,416              --                                        194,416
   Software and program fees                   224,386              --                                        224,386
   Interest income                                  --          38,577                                         38,577
   Other                                       167,273                                                        167,273
                                            ----------      ----------       -------        -------        ----------

     Gross revenue                           5,584,127          53,843            --             --         5,637,970
                                            ----------      ----------       -------        -------        ----------

COST OF SALES
   Brokerage revenue charges                 1,664,496                                                      1,664,496
   Trail commission charges                    104,437                                                        104,437
   Administration fees                              --              --                                             --
                                            ----------      ----------       -------        -------        ----------

     Cost of sales                           1,768,933              --            --             --         1,768,933
                                            ----------      ----------       -------        -------        ----------

Gross Profit                                 3,815,194          53,843            --             --         3,869,037
                                            ----------      ----------       -------        -------        ----------

EXPENSES

   Employee compensation and benefits        1,864,450              --                                      1,864,450
   Brokerage operating charges                 651,291              --                                        651,291
   Investment adviser expenses                  17,940              --                                         17,940
   Administration fees                           2,450              --                                          2,450
   Fund services operating charges             114,181              --                                        114,181
   Market quotes                                72,444              --                                         72,444
   Mail and courier service                    136,404              --                                        136,404
   Telephone                                   147,377             863                                        148,240
   Equipment rental and maintenance            112,069              --                                        112,069
   Insurance                                    64,339           7,943                                         72,282
   Professional fees                            39,404           3,379                                         42,783
   Occupancy                                   172,850           5,000                                        177,850
   Depreciation and amortization               143,145             234                                        143,379
   Office supplies                              12,106           7,577                                         19,683
   Travel and entertainment                     59,692              --                                         59,692

See notes to pro forma combined consolidated financial statements.


                                    - 14 -


                                                                                    ADJUSTMENTS AND ELIMINATIONS
                                               UNIFIED         FIRST           ---------------------------------------
                                            CONSOLIDATED     LEXINGTON         DEBIT         CREDIT       CONSOLIDATED
                                            ------------     ---------         -----         ------       ------------

   Taxes (other than payroll)                   56,357              --                                         56,357
   Temporary help                                   --              --                                             --
   Advertising                                      --             265                                            265
   Doubtful accounts                             5,616              --                                          5,616
   Interest expense                                 --              --                                             --
   Other operating expenses                     92,735          11,931                                        104,666
                                            ----------      ----------       -------        -------        ----------

     Total expense                           3,764,850          37,192            --             --         3,802,042
                                            ----------      ----------       -------        -------        ----------

Income from operations before
   gain/(loss) on securities                    50,344          16,651            --             --            66,995

Gain/(loss) on securities                           81              --                                             81

Results of affiliate                                --              --                                             --
                                            ----------      ----------       -------        -------        ----------

Income before income taxes                      50,425          16,651            --             --            67,076

Provision for income taxes                          --           3,452            --          3,452 <F3>           --
                                            ----------      ----------       -------        -------        ----------

Net income                                      50,425          13,199            --          3,452            67,076
                                            ----------      ----------       -------        -------        ----------

Dividends on preferred stock                   108,377              --            --             --           108,377
                                            ----------      ----------       -------        -------        ----------

Results after preferred stock dividend      $  (57,952)     $   13,199       $    --        $ 3,452        $  (41,301)
                                            ==========      ==========       =======        =======        ==========

See notes to pro forma combined consolidated financial statements.

                            UNIFIED HOLDINGS, INC.
         NOTES TO PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


<F1>  On December 31, 1997, the Company acquired First Lexington located in
      Lexington, Kentucky, in a transaction accounted for under the pooling-of-interests method of accounting. In connection with the acquisition, the Company issued 80,008 shares of Common Stock.

<F2>  The pro forma combined consolidated financial statements include the accounts of the Company and First Lexington. All intercompany accounts between the Company and its subsidiaries have been eliminated.

<F3>  The Company files consolidated federal and state income tax returns with its subsidiaries. Subsequent to the acquisition, First Lexington will be included in the consolidated returns of the Company, which uses the accrual method of tax and accounting reporting. The Company will utilize its net operating loss deduction to reduce the taxable income from its subsidiaries. The income tax effect has been eliminated in the pro forma combined consolidated statements of perations.

<F4>  The unaudited balance sheet as of September 30, 1997 and the unaudited statements of operations for the nine months ended September 30, 1997 and 1996 have been prepared in accordance with generally accepted accounting principles for interim financial information.
      Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management of the Company, all adjustments considered necessary for a fair presentation have been included.


            (c)   Exhibits

                  None

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 9, 1998

                              UNIFIED HOLDINGS, INC.



                              By: /s/ Timothy L. Ashburn
                                 ----------------------------------------------
                                 Timothy L. Ashburn, Chairman of the Board,
                                 President and Chief Executive Officer